Exhibit 25-b

             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM T-1
                        ____________

                  STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939
        OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
         OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___

                        ____________


             THE FIRST NATIONAL BANK OF CHICAGO
     (Exact name of trustee as specified in its charter)

A  National Banking Association                    36-0899825
                                                   (I.R.S. employer
                                                   identification
                                                   number)

One First National Plaza, Chicago, Illinois            60670-0126
(Address of principal executive offices)               (Zip Code)

             The First National Bank of Chicago
            One First National Plaza, Suite 0286
               Chicago, Illinois   60670-0286
   Attn:  Lynn A. Goldstein, Law Department (312) 732-6919
  (Name, address and telephone number of agent for service)

                        ____________

                      KCPL Financing I
     (Exact name of obligor as specified in its charter)

Delaware                                      (To be applied for)
(State or other jurisdiction of               (I.R.S. employer
incorporation or organization)                identification number)


1201 Walnut
Kansas City, Missouri                         64106-2124
(Address of principal executive offices)      (Zip Code)

                  Preferred Trust Securities
               (Title of Indenture Securities)



Item 1. General Information. Furnish the following information as to the trustee:

          (a)  Name and address of each examining or
          supervising authority to which it is subject.

          Comptroller of Currency, Washington, D.C.,
          Federal Deposit Insurance Corporation,
          Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (b)  Whether it is authorized to exercise
          corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          No such affiliation exists with the trustee.

Item 16.  List of exhibits.   List below all exhibits filed as a
          part of this Statement of Eligibility.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4. A copy of the existing by-laws of the trustee.*

          5. Not Applicable.

          6. The consent of the trustee required by
             Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8. Not Applicable.

          9. Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 12th day of December, 1996.


            The First National Bank of Chicago,
            Trustee

            By /s/ John R. Prendiville
               John R. Prendiville
               Vice President


* Exhibit 1, 2, 3 and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of The First National Bank of Chicago, filed as Exhibit
25.1 to the Registration Statement on Form S-3 of SunAmerica, Inc., filed with the Securities and Exchange Commission on October 25, 1996 (Registration No. 333-14201).


                          EXHIBIT 6



             THE CONSENT OF THE TRUSTEE REQUIRED
                BY SECTION 321(b) OF THE ACT


                                                December 12, 1996


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

           In  connection  with  the  qualification  of   an
indenture between KCPL Financing I and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                             Very truly yours,

                             The First National Bank of Chicago

                             By   /s/ John R. Prendiville
                                  John R. Prendiville
                                  Vice President



                                EXHIBIT 7


Legal Title of Bank:           The First National Bank of Chicago   Call Date: 09/30/96    ST-BK:  17-1630 FFIEC 031
Address:                       One First National Plaza, Ste 0460                                          Page RC-1
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8
                         _________

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1996

All schedules are to be reported in thousands of dollars.
Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                  C400        <-
                                                                              Dollar Amounts in                  ____        ___

                                                                                  Thousands           RCFD   BIL MIL THOU
                                                                              _________________       ____   ____________
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1)...............                           0081    4,041,784     1.a.
    b. Interest-bearing balances(2)........................................                           0071    5,184,890     1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)...........                           1754            0     2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)........                           1773    3,173,481     2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold..................................................                           0276    3,505,874     3.a.
    b. Securities purchased under agreements to resell.....................                           0277      145,625     3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
       RC-C)...............................................................    RCFD 2122 22,835,958                         4.a.
    b. LESS: Allowance for loan and lease losses...........................    RCFD 3123   418,851                          4.b.
    c. LESS: Allocated transfer risk reserve...............................    RCFD 3128         0                          4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c)................................                           2125   22,417,107     4.d.
5.  Assets held in trading accounts........................................                           3545    8,121,948     5.
6.  Premises and fixed assets (including capitalized leases)...............                           2145      707,971     6.
7.  Other real estate owned (from Schedule RC-M)...........................                           2150        9,184     7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M).........................................                           2130       53,803     8.
9.  Customers' liability to this bank on acceptances outstanding...........                           2155      626,690     9.
10. Intangible assets (from Schedule RC-M).................................                           2143      310,246     10.
11. Other assets (from Schedule RC-F)......................................                           2160    1,658,123     11.
12. Total assets (sum of items 1 through 11)...............................                           2170   49,956,726     12.
____________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.



Legal Title of Bank:          The First National Bank of Chicago   Call Date:  09/30/96  ST-BK:  17-1630 FFIEC 031
Address:                      One First National Plaza, Ste 0460                                     Page RC-2
City, State Zip:              Chicago, IL  60670
FDIC Certificate No.:         0/3/6/1/8
                              _________

Schedule RC-Continued

                                                                       Dollar Amounts in
                                                                            Thousands                    Bil Mil Thou
                                                                        _________________                ____________
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1)............................                                RCON 2200  22,369,341     13.a.
       (1) Noninterest-bearing(1).............................          RCON 6631  9,726,987                            13.a.(1)
       (2) Interest-bearing...................................          RCON 6636 12,642,354                            13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II).....................                                RCFN 2200  10,026,286     13.b.
       (1) Noninterest bearing................................          RCFN 6631    336,746                            13.b.(1)
       (2) Interest-bearing...................................          RCFN 6636  9,689,540                            13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of
    its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased................................                                RCFD 0278     884,553     14.a.
    b. Securities sold under agreements to repurchase.........                                RCFD 0279     717,211     14.b.
15. a. Demand notes issued to the U.S. Treasury...............                                RCON 2840      14,120     15.a.
    b. Trading Liabilities....................................                                RCFD 3548   5,409,585     15b.
16. Other borrowed money:
    a. With original maturity of one year or less.............                                RCFD 2332   3,414,577     16.a.
    b. With original  maturity of more than one year..........                                RCFD 2333      46,685     16b.
17. Mortgage indebtedness and obligations under capitalized
    leases....................................................                                RCFD 2910     285,671     17.
18. Bank's liability on acceptance executed and outstanding...                                RCFD 2920     626,690     18.
19. Subordinated notes and debentures.........................                                RCFD 3200   1,250,000     19.
20. Other liabilities (from Schedule RC-G)....................                                RCFD 2930   1,005,205     20.
21. Total liabilities (sum of items 13 through 20)............                                RCFD 2948  46,049,924     21.
22. Limited-Life preferred stock and related surplus..........                                RCFD 3282           0     22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus.............                                RCFD 3838           0     23.
24. Common stock..............................................                                RCFD 3230     200,858     24.
25. Surplus (exclude all surplus related to preferred stock)..                                RCFD 3839   2,925,894     25.
26. a. Undivided profits and capital reserves.................                                RCFD 3632     770,670     26.a.
    b. Net unrealized holding gains (losses) on available-for-
       sale securities........................................                                RCFD 8434      10,194     26.b.
27. Cumulative foreign currency translation adjustments.......                                RCFD 3284        (814)    27.
28. Total equity capital (sum of items 23 through 27).........                                RCFD 3210   3,906,802     28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28).....................                                RCFD 3300  49,956,726     29.

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the most
   comprehensive level of auditing work performed for the bank by independent external                               Number
   auditors as of any date during 1995...........................................................  RCFD 6724......    N/A    M.1.
1 = Independent audit of the bank conducted in accordance         4. = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank          authority)
2 = Independent audit of the bank's parent holding company        5 =  Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing           auditors
    standards by a certified public accounting firm which         6 =  Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company               auditors
    (but not on the bank separately)                              7 =  Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in               8 =  No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)
____________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.




             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM T-1
                        ____________

                  STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939
        OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
         OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___

                        ____________


             THE FIRST NATIONAL BANK OF CHICAGO
     (Exact name of trustee as specified in its charter)

A  National Banking Association                    36-0899825
                                                   (I.R.S. employer
                                                   identification
                                                   number)

One First National Plaza, Chicago, Illinois            60670-0126
(Address of principal executive offices)               (Zip Code)

             The First National Bank of Chicago
            One First National Plaza, Suite 0286
               Chicago, Illinois   60670-0286
   Attn:  Lynn A. Goldstein, Law Department (312) 732-6919
  (Name, address and telephone number of agent for service)

                        ____________

                Kansas City Power & Light Company
     (Exact name of obligor as specified in its charter)

Missouri                                      44-0308720
(State or other jurisdiction of               (I.R.S. employer
incorporation or organization)                identification number)


1201 Walnut
Kansas City, Missouri                         64106-2124
(Address of principal executive offices)      (Zip Code)

                Preferred Securities Guarantee
                             for
                       KCPL Financing I
               (Title of Indenture Securities)



Item 1. General Information. Furnish the following information as to the trustee:

          (a)  Name and address of each examining or
          supervising authority to which it is subject.

          Comptroller of Currency, Washington, D.C.,
          Federal Deposit Insurance Corporation,
          Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (b)  Whether it is authorized to exercise
          corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          No such affiliation exists with the trustee.

Item 16.  List of exhibits.   List below all exhibits filed as a
          part of this Statement of Eligibility.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4. A copy of the existing by-laws of the trustee.*

          5. Not Applicable.

          6. The consent of the trustee required by
             Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8. Not Applicable.

          9. Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 12th day of December, 1996.


            The First National Bank of Chicago,
            Trustee

            By /s/ John R. Prendiville
               John R. Prendiville
               Vice President


* Exhibit 1, 2, 3 and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of The First National Bank of Chicago, filed as Exhibit
25.1 to the Registration Statement on Form S-3 of SunAmerica, Inc., filed with the Securities and Exchange Commission on October 25, 1996 (Registration No. 333-14201).


                          EXHIBIT 6



             THE CONSENT OF THE TRUSTEE REQUIRED
                BY SECTION 321(b) OF THE ACT


                                                December 12, 1996


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

           In connection with the qualification of an indenture between Kansas City Power & Light Company. and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                             Very truly yours,

                             The First National Bank of Chicago

                             By   /s/ John R. Prendiville
                                  John R. Prendiville
                                  Vice President



                                EXHIBIT 7


Legal Title of Bank:            The First National Bank of Chicago   Call Date: 09/30/96   ST-BK:  17-1630 FFIEC 031
Address:                        One First National Plaza, Ste 0460                                         Page RC-1
City, State  Zip:               Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8
                         _________

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1996

All schedules are to be reported in thousands of dollars.
Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                  C400       <-
                                                                               Dollar Amounts in                  ____       ___
                                                                                   Thousands           RCFD   BIL MIL THOU
                                                                               _________________       ____   ____________
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1)................                           0081    4,041,784     1.a.
    b. Interest-bearing balances(2).........................................                           0071    5,184,890     1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)............                           1754            0     2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D).........                           1773    3,173,481     2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold...................................................                           0276    3,505,874     3.a.
    b. Securities purchased under agreements to resell......................                           0277      145,625     3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
       RC-C)................................................................    RCFD 2122 22,835,958                         4.a.
    b. LESS: Allowance for loan and lease losses............................    RCFD 3123   418,851                          4.b.
    c. LESS: Allocated transfer risk reserve................................    RCFD 3128         0                          4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c).................................                           2125   22,417,107     4.d.
5.  Assets held in trading accounts.........................................                           3545    8,121,948     5.
6.  Premises and fixed assets (including capitalized leases)................                           2145      707,971     6.
7.  Other real estate owned (from Schedule RC-M)............................                           2150        9,184     7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)..........................................                           2130       53,803     8.
9.  Customers' liability to this bank on acceptances outstanding............                           2155      626,690     9.
10. Intangible assets (from Schedule RC-M)..................................                           2143      310,246     10.
11. Other assets (from Schedule RC-F).......................................                           2160    1,658,123     11.
12. Total assets (sum of items 1 through 11)................................                           2170   49,956,726     12.
____________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.



Legal Title of Bank:      The First National Bank of Chicago   Call Date:   09/30/96  ST-BK:  17-1630 FFIEC 031
Address:                  One First National Plaza, Ste 0460                                      Page RC-2
City, State Zip:          Chicago, IL  60670
FDIC Certificate No.:     0/3/6/1/8
                          _________

Schedule RC-Continued

                                                                         Dollar Amounts in
                                                                             Thousands                    Bil Mil Thou
                                                                         _________________                ____________
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1).............................                                RCON 2200  22,369,341     13.a.
       (1) Noninterest-bearing(1)..............................          RCON 6631  9,726,987                            13.a.(1)
       (2) Interest-bearing....................................          RCON 6636 12,642,354                            13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II)......................                                RCFN 2200  10,026,286     13.b.
       (1) Noninterest bearing.................................          RCFN 6631    336,746                            13.b.(1)
       (2) Interest-bearing....................................          RCFN 6636  9,689,540                            13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of
    its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased.................................                                RCFD 0278     884,553     14.a.
    b. Securities sold under agreements to repurchase..........                                RCFD 0279     717,211     14.b.
15. a. Demand notes issued to the U.S. Treasury................                                RCON 2840      14,120     15.a.
    b. Trading Liabilities.....................................                                RCFD 3548   5,409,585     15b.
16. Other borrowed money:
    a. With original maturity of one year or less..............                                RCFD 2332   3,414,577     16.a.
    b. With original  maturity of more than one year...........                                RCFD 2333      46,685     16b.
17. Mortgage indebtedness and obligations under capitalized
    leases.....................................................                                RCFD 2910     285,671     17.
18. Bank's liability on acceptance executed and outstanding....                                RCFD 2920     626,690     18.
19. Subordinated notes and debentures..........................                                RCFD 3200   1,250,000     19.
20. Other liabilities (from Schedule RC-G).....................                                RCFD 2930   1,005,205     20.
21. Total liabilities (sum of items 13 through 20).............                                RCFD 2948  46,049,924     21.
22. Limited-Life preferred stock and related surplus...........                                RCFD 3282           0     22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus..............                                RCFD 3838           0     23.
24. Common stock...............................................                                RCFD 3230     200,858     24.
25. Surplus (exclude all surplus related to preferred stock)...                                RCFD 3839   2,925,894     25.
26. a. Undivided profits and capital reserves..................                                RCFD 3632     770,670     26.a.
    b. Net unrealized holding gains (losses) on available-for-
       sale securities.........................................                                RCFD 8434      10,194     26.b.
27. Cumulative foreign currency translation adjustments........                                RCFD 3284        (814)    27.
28. Total equity capital (sum of items 23 through 27)..........                                RCFD 3210   3,906,802     28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)......................                                RCFD 3300  49,956,726     29.

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the most
   comprehensive level of auditing work performed for the bank by independent external                               Number
   auditors as of any date during 1995...........................................................  RCFD 6724......    N/A    M.1.
1 = Independent audit of the bank conducted in accordance          4. = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank           authority)
2 = Independent audit of the bank's parent holding company         5 =  Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing            auditors
    standards by a certified public accounting firm which          6 =  Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company                auditors
    (but not on the bank separately)                               7 =  Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                8 =  No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)
____________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

